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                                                                 Exhibit (10)(a)

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 13 to Registration Statement No. 033-35445 of Allstate Life Insurance of New York Variable Annuity Account II of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 20, 1998 relating to the financial statements and financial statement schedules of Allstate Life Insurance Company of New York and our report dated February 20, 1998 relating to the financial statements of Allstate Life of New York Variable Annuity Account II, contained in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life of New York Variable annuity Account II of Allstate Life Insurance Company of New York), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 31, 1998